Exhibit 10.1

Agreement Number: USEFIMYD7UZ Datavault_Amend01 TD03_09-19-2025 Page 1 of 3 IBM Confidential IBM Embedded Software Agreement: USEFIMYD7UZ Amendment 1 to Transaction Document 03 This Amendment (Amendment) to the IBM ESA Software Agreement and Transaction Document (TD) specified above is entered into between International Business Machines Corp. (IBM) and Datavault, Inc. (you). This Amendment will remain in effect until such TD terminates or expires. If there is a conflict, the terms of this Amendment shall prevail over the terms of the TD. Except as modified herein, all other terms of the TD remain in full force and effect. Section 5 Charges will be deleted and replaced with the following: 1. Charges Included in the Charges in this section are the Programs in Table 1 – SLP Catalog and Table 2 – Fixed Quantity Subscription License Programs that BP licenses pursuant to the terms of the Agreement. BP shall pay IBM the Charges on or before the following dates: Due Date Amount Due Previously Paid $2,500,000 Due upon amendment signature $2,500,000** **The following payment plan is executed upon $2,500,000 payment received by IBM 12/23/2025 $3,296,183 3/232026 $2,183,676 6/23/2026 $2,183,676 9/23/2026 $2,183,676 12/23/2026 $2,183,676 3/232027 $2,183,676 6/23/2027 $2,183,676 9/23/2027 $2,183,676 12/23/2027 $2,183,676 Total Payments: $25,765,591* • Included in payment above is taxes totaling $2,100,297. The Charges do not include any additional amounts incurred pursuant to the section of this Agreement entitled “Verification”. The Charges and any additional charges beyond the Charges incurred pursuant to the section entitled “Verification” are exclusive of any applicable duties, fees and taxes. BP is responsible for any such duties, fees and taxes including, but not limited to, withholding taxes* and, if as a result of BP moving, accessing Document Name: Datavault_Amend01 TD03_09-19-2025.docx Transaction ID: CBJCHBCAABAAlC34whih53oJNenJc2irKIQM8D9ipgrX

Agreement Number: USEFIMYD7UZ

or using any of the Programs across a border, any customs duty, tax, levy or fee (including withholding taxes for the import or export of any such Program). The Charges are not cancelable. IBM will not accept returns or exchanges and will not issue credit for returns BP accepts from End Users.

2. Schedule A SLP Table 2 shall be deleted and replaced with the following:

Table 2 – Fixed Quantity Subscription License Programs				
Subscription License Part Number	**Product Description**	**Quantity**	**Committed Term Start Date**	**Committed Term End Date**
D0H60ZX	IBM watsonx.governance Model Management Virtual Processor Core Subscription License	210	9/30/2025	9/29/2026
D0H6XZX	IBM watsonx.governance Risk and Compliance Foundation Virtual Processor Core Subscription License	42	9/30/2025	9/29/2026

Notwithstanding the terms of this Agreement or our prior practice, payment is not contingent upon issuance of a Purchase Order. All approvals required to issue payment have been obtained. The bill to, ship to addresses along with specific information and amounts due under this Agreement are included herein or in other documents related hereto. This order is firm and irrevocable. IBM will invoice BP for such amount and BP agrees to pay as specified in the invoice.

Once signed and completed, both parties agree any reproduction of this Amendment Number one (01) made by reliable means (for example, photocopy or facsimile) is an original.

Datavault_Amend01 TD03_09-19-2025 Page 2 of 3 IBM Confidential

Document Name: Datavault_Amend01 TD03_09-19-2025.docx Transaction ID: CBJCHBCAABAAlC34whih53oJNenJc2irKIQM8D9ipgrX

Agreement Number: USEFIMYD7UZ

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized representatives.

ACCEPTED AND AGREED TO:

INTERNATIONAL BUSINESS MACHINES CORPORATION

By: Lu Guido (Sep 22, 2025 16:08:51 EDT)
Signature

Name: Lu Guido

Title: Americas ESA Leader

Date: Sep 22, 2025

Address:

10 North Martingale Road
Woodfield Preserve
Building: 0062
Schaumburg, IL 60173-2099

Datavault, Inc.

By: Nathaniel Bradley
Nathaniel Bradley (Sep 23, 2025 04:54:05 GMT+9)
Signature

Name: Nathaniel Bradley
Print

Title: CEO

Date: Sep 23, 2025

Address:

48 Wall Street
Floor 11
New York, NY 10005

Datavault_Amend01 TD03_09-19-2025 Page 3 of 3 IBM Confidential

Document Name: Datavault_Amend01 TD03_09-19-2025.docx Transaction ID: CBJCHBCAABAAIC34whih53oJNenJc2irKIQM8D9ipgrX